UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)

AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-24497 (Commission File Number)	84-1275621 (I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET SUITE 1100, DENVER, CO (Address of principal executive offices)		80237 (Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.
In connection with the acquisition of an interest in real property, on October 31, 2014, AIMCO Properties, L.P., a Delaware limited partnership (the “Operating Partnership”), issued 346,668 of its Class Nine Partnership Preferred Units (the “PPUs”). The PPUs were issued without registration in reliance on Section 4(2) of the Securities Act of 1993, as amended, and Rule 506 of Regulation D promulgated thereunder.
The PPUs were issued pursuant to the Eighth Amendment (the “Eighth Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of July 29, 1994, and amended and restated as of February 28, 2007. AIMCO-GP, Inc. (the “General Partner”), a wholly owned subsidiary of Apartment Investment and Management Company (the “Company”) and the general partner of the Operating Partnership, entered into the Eighth Amendment on October 31, 2014. Pursuant to the Eighth Amendment, holders of the PPUs are entitled to receive cumulative cash distributions payable quarterly in an amount equal to $0.375 per PPU. The PPUs have a liquidation preference equal to $25 per unit, plus an amount equal to accumulated, accrued and unpaid distributions (the “Liquidation Preference”). After a one year holding period, holders may tender their PPUs for redemption, and receive, at the election of the Operating Partnership, cash equal to the Liquidation Preference, shares of Company common stock with a value equal to the Liquidation Preference, or shares of the Company’s Class A Cumulative Preferred Stock (on a one-for-one basis). At any time after the third anniversary of the date of issuance, the Operating Partnership may redeem any or all of the PPUs for cash or shares of the Company’s common stock on the same terms as if the holder had tendered such PPUs for redemption.
The foregoing description of the Eighth Amendment is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Eighth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of October 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: November 4, 2014	By:		/s/ Ernest M. Freedman
		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
	By:	AIMCO-GP, Inc Its General Partner
Date: November 4, 2014	By:		/s/ Ernest M. Freedman
		Name:	Ernest M. Freedman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Eighth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of October 31, 2014